WESTERN ASSET FUNDS, INC.

Western Asset Non-U.S. Opportunity Bond Portfolio

Supplement to the Institutional and Financial Intermediary Class Prospectus dated August 1, 2005

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated August 1, 2005 (the “Prospectus”).

The Prospectus is hereby amended as follows:

In the section titled “DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES”, the first paragraph under “Western Asset Non-U.S. Opportunity Bond Portfolio” on page 7 is hereby replaced with the following:

Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt and fixed income securities denominated in major non-U.S. currencies. WAML anticipates that, under normal market conditions, all or substantially all of the Portfolio’s assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the Portfolio expects non-U.S. currency exposure to represent no more than 25% of its net assets.

This supplement is dated September 15, 2005